UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2006

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Smart Online, Inc. (the "Company") is filing this current report on Form 8-K to announce that its common stock was approved on January 6, 2006 by NASDAQ for trading on The Nasdaq Capital Market (formerly the Nasdaq Small Cap Market), effective January 17, 2006. On January 9, 2006, the Company paid the required fee to Nasdaq. The Company's securities will trade under the symbol SOLN.

The Company expects the first day of trading on The Nasdaq Capital Market will be January 17, 2006, at which time the Company expcts trading on the Over-the-Counter Bulletin Board will cease.

On January 10, 2006, the Company issued a press release regarding its listing on The Nasdaq Capital Market. The press release is filed herewith as Exhibit 99.1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

January 10, 2006	By:	/s/ Michael Nouri

Name: Michael Nouri
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 10, 2006.